UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2003


                         DRUMMOND FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
                            (State of Incorporation)


            000-25677                                    95-4426690
     (Commission File Number)               (I.R.S. Employer Identification No.)


      FLOOR 21, MILLENNIUM TOWER, HANDELSKAI 94-96, A-1200, VIENNA, AUSTRIA
                               (Address of office)


                                (43) 1 240 25 300
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS.

Further to Drummond Financial Corporation's (the "Corporation") report on Form 8-K dated December 9, 2002, the Corporation has mailed its offer to purchase for cash the outstanding common stock of the Corporation (the "Offer") to all shareholders of the Corporation other than certain of its directors, officers and associates. The Offer is made pursuant to the terms and conditions of the court order dated December 9, 2002 approving the settlement of the putative derivative action commenced by Gibralt Capital Corporation in the Delaware Court of Chancery.

Reference is made to the exhibits attached hereto, and to the Corporation's report on Form 10-K for the fiscal year ended June 30, 2002, for the terms of the Offer.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits

        20.1     Offer  Circular  dated  January  14,  2003.

        20.2     Letter  of  Transmittal.

        20.3     Notice  of  Guaranteed  Delivery.

        20.4     Instruction  Letter  to  Nominee  Shareholders.

        20.5     Letter  from  Registered  Nominee  Shareholders  to  Clients.

        20.6     Cover  letter  to  Shareholders  dated  January  14,  2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DRUMMOND  FINANCIAL  CORPORATION


                                       /s/  Michael  J.  Smith
                                       --------------------------------
                                       Michael  J.  Smith
                                       President


Date:  January  15,  2003


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